UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 13, 2005 (December 28, 2004)

NeoPharm, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

Delaware	001-12493	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL

60045

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

EXPLANATORY NOTE

The purpose of this Amendment No. 1 is to amend the Current Report on Form 8-K filed by NeoPharm, Inc. (the “Company”) on January 4, 2005 (the “Initial Form 8-K”) by including a footnote to Exhibit 10.01 in Item 9.01 and to Exhibit 10.01 on the Exhibit Page and a statement on the first page of Exhibit 10.01, in each case to indicate that a request for confidential treatment has been sought and that portions of Exhibit 10.01 have been filed separately with the Securities and Exchange Commission.

Except for the amendments described above, this Amendment No. 1 does not modify or otherwise change the Initial
Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement

Sublicensing Agreement

NeoPharm, Inc. (the “Company”), and Nippon Kayaku Co., Ltd. (“Nippon Kayaku”) have entered into a Sublicense and License Agreement (the “License Agreement”) dated as of December 28, 2004 providing for the Company’s exclusive sublicense and license of its technology, patents, know-how and other intellectual property relating to IL13-PE38QQR, generically know as cintredekin besudotox, to Nippon Kayaku for development and commercialization within Japan.

Under the terms of the License Agreement, NeoPharm is to receive an initial upfront license fee of $2,000,000.  NeoPharm will receive an additional $2,000,000 upon filing for approval of cintredekin besudotox in Japan, and a $4,000,000 payment upon publication of cintredekin besudotox in the NHI Pricing Guide by the Japanese Ministry of Health, Labor and Welfare.  NeoPharm will also be entitled to receive royalty payments once commercial ales have commenced, as well as milestone payments tied to cumulative net sales following commercialization.  Nippon Kayaku is responsible for all development costs in Japan.

The License Agreement provides for development and commercialization to be overseen by a joint steering committee composed of representatives from NeoPharm and Nippon Kayaku.  Unless terminated earlier pursuant to its provisions, the Agreement will continue in full force and effect until the date which is the tenth anniversary of the first commercial sale of products containing cintredekin besudotox, but such initial term may be extended if additional governmental approvals are obtained for other products incorporating new formulations, dosages or active components based on the development conducted by Nippon Kayaku.  In addition, the Agreement provides for early termination upon default by either Party or upon Nippon Kayaku’s failure to actively pursue development of the drug product.

The foregoing description of the License Agreement is a general description only and is qualified in its entirety by reference to the License Agreement.  A coy of the License Agreement is attached hereto as Exhibit 10.01, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit	Description

	10.01(1)	Sublicense and License Agreement between Nippon Kayaku Co., Ltd. and NeoPharm, Inc. dated as of December 28, 2004.

	99.1	Press Release dated January 4, 2005 announcing execution of Sublicense and License Agreement between Nippon Kayaku Co., Ltd. and NeoPharm, Inc.

(1)   Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

		By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)

Date:	September 13, 2005

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Title

10.01(1)	Sublicense and License Agreement between Nippon Kayaku Co., Ltd. and NeoPharm, Inc. dated as of December 28, 2004.

99.1	Press Release dated January 4, 2005 announcing execution of Sublicense and License Agreement between Nippon Kayaku Co., Ltd. and NeoPharm, Inc.

(1)   Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment